     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                 811-21634

                                                                                  Access One Trust
                                                                                 (Exact name of registrant as specified in charter)

                            7501 Wisconsin Avenue, Suite 1000                                           Bethesda, MD                                                                         20814
                                                                          (Address of principal executive offices)                                                                                   (Zip code)

                                                                       Citi Fund Services, 3435 Stelzer Road, Columbus, OH 43219
                                                                                          (Name and address of agent for service)

Registrant’s telephone number, including area code:                        (240) 497-6400

Date of fiscal year end:                              October 31

Date of reporting period:                           October 31, 2007

Item 1. Reports to Stockholders.

ProFunds Distributors, Inc.

Annual Report

October 31, 2007

Access One Trust

Access Flex High Yield Fund

Access Flex Bear High Yield Fund

Table of Contents

i		Message from the Chairman

ii		Management Discussion of Fund Performance

iv		Allocation of Portfolio Holdings & Composition

v		Expense Examples

Schedule of Portfolio Investments

	1	Access Flex High Yield Fund

	2	Access Flex Bear High Yield Fund

3		Statements of Assets and Liabilities

4		Statements of Operations

5		Statements of Changes in Net Assets

6		Financial Highlights

7		Notes to Financial Statements

13		Report of Independent Registered Public Accounting Firm

14		Board Approval of Investment Advisory Agreements

15		Trustees and Officers

Message from the Chairman

Dear Shareholder:

I am pleased to present the Annual Report to shareholders of the Access Funds for the fiscal year ended October 31, 2007.

A Tale of Two Markets

For the 12 months ended October 31, 2007, the Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 6.80%.

However, for high yield investments, the year was indeed a tale of two markets. In the first half of the period, a healthy economy characterized by low unemployment, robust consumer spending, and strong demand for U.S. exports generally provided support for high yield assets. During this period, the Bear Stearns index had a 6.83% gain in the first half of the fiscal year.

In the second half, the index had a 0.03% decline during a period of slower growth and mounting worries that the subprime fallout could spur high yield defaults. This led many investors to sell some lower-quality holdings and move into less risky investments. These concerns outweighed effects of a larger-than-expected 50-basis-point cut in the federal funds rate, to 4.75%, in September.

In the end, high yield bonds provided only a modest reward over much safer U.S. Treasuries. From October 31, 2006 through October 31, 2007, the total return for the five-year U.S. Treasury note was 6.06%. High yield markets considerably underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 14.56% from October 31, 2006 through October 31, 2007.

Unlike many fixed-income categories, high yield investments tend to be more heavily influenced by economic conditions than by interest rate changes, since a sluggish economy hampers business prospects for less financially resilient issuers. So, in the period ahead, the question for high yield investors seems to be whether strong corporate balance sheets, profit growth and global demand will offset ongoing default pressures.

Access Funds

Whether you believe the high yield market will resume its strong performance or that high yield fundamentals will deteriorate, Access Funds can help you take advantage of your market view.

Access Flex High Yield Fund is designed to provide exposure to the high yield market, while the Access Flex Bear High Yield Fund is designed to provide inverse exposure to the high yield market. Therefore, both Access Funds permit you to make exchanges when your outlook changes, without the commonly imposed exchange restrictions and redemption fees.

As always, we deeply appreciate your trust and confidence in the Access Funds.

Sincerely,

Michael L. Sapir
Chairman

Investing in Access Flex High Yield Fund and Access Flex Bear High Yield Fund involves certain risks, including high yield, credit default swap, interest rate, inverse correlation, credit, liquidity, aggressive investment technique, counterparty, foreign investment, issuer, management, market, non-diversification, repurchase agreement, short sale and valuation risk. In addition, these funds permit active trading strategies that may increase expenses and reduce fund performance. The prospectus should be read carefully before investing.

i

Access Flex High Yield Fund

The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was mixed. The first half of this period saw a strong economy, relatively low unemployment, robust consumer spending, and solid economic growth overseas. During the second part of this period concerns about rising defaults in sub-prime mortgages were a dominate theme. During this period, many investors sold some of their lower quality holdings and moved into less risky investments. For the fiscal year ended October 31, 2007, the Fund (Investor Class shares) had a total return of 5.65%. The Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 6.80% during the same time period.

High Yield returns were generally in-line with returns for U.S. Treasury Debt. From October 31, 2006 through October 31, 2007, the total return for the 5-year U.S. Treasury Note was 6.06%, while the 10-year U.S. Treasury Note returned 5.50%.

However, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 14.56% from October 31, 2006 through October 31, 2007.

Access Flex High Yield Fund is designed to maintain exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex High Yield Fund from December 17, 2004 (inception date) to October 31, 2007, assuming the reinvestment of distributions.

Performance Data

			Average Annual Total Return as of 10/31/07		Expense Ratios***

	Inception Date		1 Year	Since Inception	Gross	Net
Investor	12/17/04		5.65%	5.95%	1.72%	1.55%
Service	12/17/04		4.62%	5.06%	2.72%	2.55%
Class A (excludes sales charge)	7/3/06	*	5.32%	5.84%	1.97%	1.80%
Class A (with maximum sales charge)**	7/3/06	*	0.32%	4.06%	1.97%	1.80%
Bear Stearns High Yield Composite Index	12/17/04		6.80%	6.11%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.accesshighyield.com.
*  Class A Shares were not in existence prior to July 3, 2006. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses applicable to the Class A Shares.

** Reflects 4.75% maximum sales charge.
***  Reflects the expense ratio as reported in the Investor and Service Class Prospectus dated February 28, 2007 and the Service Class and Class A Prospectus dated February 28, 2007. Contractual fee waivers are in effect through February 28, 2008.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.
Access Flex High Yield Fund is subject to the following risks: high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, valuation risk, and active investor risk. In addition, this fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

Access Flex Bear High Yield Fund

The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market, consistent with maintaining reasonable liquidity. However, the Fund does not seek to match the daily returns of a specific benchmark.

During the past 12 months, the performance of the High Yield sector was mixed. The first half of this period saw a strong economy, relatively low unemployment, robust consumer spending, and solid economic growth overseas. During the second part of this period concerns about rising defaults in sub-prime mortgages were a dominate theme. During this period, many investors sold some of their lower quality holdings and moved into less risky investments. For the fiscal year ended October 31, 2007, the Fund (Investor Class shares) had a total return of 0.44%. The Bear Stearns High Yield Composite Index, a widely used measure of high yield market performance, returned 6.80% during the same time period.

High Yield returns were generally in-line with returns for U.S. Treasury Debt. From October 31, 2006 through October 31, 2007, the total return for the 5-year U.S. Treasury Note was 6.06%, while the 10-year U.S. Treasury Note returned 5.50%.

However, high yield markets generally underperformed the broad U.S. stock market indexes during the same time period. The S&P 500 Index, for example, returned 14.56% from October 31, 2006 through October 31, 2007.

Access Flex Bear High Yield Fund is designed to maintain inverse exposure to the high yield market, regardless of market conditions. This means the Fund does not adopt defensive positions in anticipation of an adverse market climate. The Access Flex Bear High Yield Fund seeks to achieve its high yield exposure primarily through Credit Default Swaps (CDS) but may also invest in high yield debt instruments (commonly referred to as junk bonds), other debt and money market instruments and interest rate swap agreements and futures contracts.

Value of a $10,000 Investment†

† The line graph represents historical performance of a hypothetical investment of $10,000 in the Access Flex Bear High Yield Fund from April 27, 2005 (inception date) to October 31, 2007, assuming the reinvestment of distributions.

Performance Data

			Average Annual Total Return as of 10/31/07		Expense Ratios***

	Inception Date		1 Year	Since Inception	Gross	Net
Investor	4/27/05		0.44%	(3.47)%	1.57%	1.55%
Service	4/27/05		(0.52)%	(4.48)%	2.57%	2.55%
Class A (excludes sales charge)	9/8/05	*	0.26%	(3.79)%	1.82%	1.80%
Class A (with maximum sales charge)**	9/8/05	*	(4.52)%	(5.64)%	1.82%	1.80%
Bear Stearns High Yield Composite Index	4/27/05		6.80%	7.83%	N/A	N/A

Past performance does not guarantee future results. Return calculations assume the reinvestment of distributions and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. The performance above reflects any fee reductions during the applicable periods. If such fee reductions had not occurred, the quoted performance would be lower. To obtain performance current to the most recent month-end, please visit www.accesshighyield.com.
*  Class A Shares were not in existence prior to September 8, 2005. Performance for periods prior to that is based on the historical performance of the Service Class Shares and has been adjusted for the expenses applicable to the Class A Shares.

** Reflects 4.75% maximum sales charge.
***  Reflects the expense ratio as reported in the Investor and Service Class Prospectus dated February 28, 2007 and the Service Class and Class A Prospectus dated February 28, 2007. Contractual fee waivers are in effect through February 28, 2008.

Investments in high yield bonds are subject to greater volatility and greater credit risks than investing in U.S. Treasuries. U.S. Treasury instruments are guaranteed as to the timely payment of principal and interest, if held to maturity. However, both the principal and yield of a mutual fund will fluctuate with changes in market conditions.
Access Flex Bear High Yield Fund is subject to the following risks: inverse correlation risk, high yield risk, credit default swap risk, interest rate risk, credit risk, liquidity risk, aggressive investment technique risk, counterparty risk, foreign investment risk, issuer risk, management risk, market risk, non-diversification risk, repurchase agreement risk, short sale risk, valuation risk, and active investor risk. In addition, this fund permits active investment strategies that can decrease performance and increase expenses. Please see the prospectus for a more complete description of these risks.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

Allocation of Portfolio Holdings & Composition (unaudited)
October 31, 2007

Access Flex High Yield Fund

Investment Objective: The Access Flex High Yield Fund seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

High Yield Market Exposure

% of
Investment Type	Net Assets

Swap Agreements	101%

Total Exposure	101%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

Holdings

The Access Flex High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of
Market Exposure

Consumer Cyclical	24%
Communications	16%
Industrial	12%
Consumer Non-Cyclical	11%
Basic Materials	9%
Energy	8%
Utilities	8%
Technology	7%
Financial	5%

Access Flex Bear High Yield Fund

Investment Objective: The Access Flex Bear High Yield Fund seeks to provide investment results that correspond generally to the inverse (opposite) of the total return of the high yield market consistent with maintaining reasonable liquidity.

High Yield Market Exposure

% of
Investment Type	Net Assets

Swap Agreements	(101)%

Total Exposure	(101)%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments, cash equivalents or other non-high yield market investment securities.

Holdings

The Access Flex Bear High Yield Fund primarily invests in non-equity securities, which may include; swap agreements, futures contracts, options, forward contracts, repurchase agreements and U.S. Government securities.

Industry Exposure

% of
Market Exposure

Consumer Cyclical	(24)%
Communications	(16)%
Industrial	(12)%
Consumer Non-Cyclical	(11)%
Basic Materials	(9)%
Energy	(8)%
Utilities	(8)%
Technology	(7)%
Financial	(5)%

ACCESS ONE TRUST

Expense Examples (unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the Hypothetical Expense table is useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at May 1, 2007 and held for the entire period from May 1, 2007 through October 31, 2007.

The Actual Expense table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/07	10/31/07	5/1/07 - 10/31/07	5/1/07 - 10/31/07

Actual Expense
Access Flex High Yield Fund - Investor Class	$1,000.00	$1,003.80	$7.37	1.46%
Access Flex High Yield Fund - Service Class	1,000.00	999.00	12.39	2.46%
Access Flex High Yield Fund - Class A	1,000.00	1,002.00	8.63	1.71%
Access Flex Bear High Yield Fund - Investor Class	1,000.00	1,023.50	7.04	1.38%
Access Flex Bear High Yield Fund - Service Class	1,000.00	1,018.30	12.11	2.38%
Access Flex Bear High Yield Fund - Class A	1,000.00	1,022.50	8.31	1.63%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/07	10/31/07	5/1/07 - 10/31/07	5/1/07 - 10/31/07

Hypothetical Expense
Access Flex High Yield Fund - Investor Class	$1,000.00	$1,017.85	$7.43	1.46%
Access Flex High Yield Fund - Service Class	1,000.00	1,012.80	12.48	2.46%
Access Flex High Yield Fund - Class A	1,000.00	1,016.59	8.69	1.71%
Access Flex Bear High Yield Fund - Investor Class	1,000.00	1,018.25	7.02	1.38%
Access Flex Bear High Yield Fund - Service Class	1,000.00	1,013.21	12.08	2.38%
Access Flex Bear High Yield Fund - Class A	1,000.00	1,016.99	8.29	1.63%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

v

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ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex High Yield Fund	October 31, 2007

U.S. Treasury Obligations (74.5%)

	Principal
	Amount	Value

U.S. Treasury Notes, 3.875%, 10/31/12	$24,625,000	$24,319,111

TOTAL U.S. TREASURY OBLIGATIONS
(Cost $24,440,404)		24,319,111

Repurchase Agreements (27.7%)

HSBC, 4.68%, 11/1/07+, dated 10/31/07, with a repurchase price of $2,971,386 (Collateralized by $2,775,000 of various U.S. Government Agency Obligations, 4.625%-6.25%, 10/24/08-5/15/29, market value $3,040,764)	2,971,000	2,971,000
Merrill Lynch, 4.66%, 11/1/07+, dated 10/31/07, with a repurchase price of $890,115 (Collateralized by $895,000 of various U.S. Government Agency Obligations, 6.00%, 8/15/12-8/15/13, market value $908,568)	890,000	890,000
UBS, 4.70%, 11/1/07+, dated 10/31/07, with a repurchase price of $5,197,679 (Collateralized by $5,178,000 of various U.S. Government Agency Obligations, 5.20%-5.50%, 11/20/09-7/30/10, market value $5,302,812)	5,197,000	5,197,000

TOTAL REPURCHASE AGREEMENTS
(Cost $9,058,000)		9,058,000

TOTAL INVESTMENT SECURITIES
(Cost $33,498,404)—102.2%		33,377,111
Net other assets (liabilities)—(2.2)%		(721,896)

NET ASSETS—100.0%		$32,655,215

+All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Credit Default Swap Agreements

	Notional	Buy/Sell	Receive	Expiration	Unrealized
Underlying Instrument	Amount	Protection	Fixed Rate	Date	Gain (Loss)

CDX North America High Yield Swap; Series 9	$15,000,000	Sell	3.75%	12/20/12	$(219,792)
CDX North America High Yield Swap; Series 9	9,500,000	Sell	3.75%	12/20/12	(140,833)
CDX North America High Yield Swap; Series 9	9,100,000	Sell	3.75%	12/20/12	(149,052)

					$(509,677)

See accompanying notes to the financial statements.

ACCESS ONE TRUST	Schedule of Portfolio Investments
Access Flex Bear High Yield Fund	October 31, 2007

Repurchase Agreements (103.5%)

	Principal
	Amount	Value

HSBC, 4.68%, 11/1/07+, dated 10/31/07, with a repurchase price of $48,317,280 (Collateralized by $47,843,000 of various U.S. Government Agency Obligations, 4.875%-6.25%, 9/12/08-5/15/29, market value $49,278,696)	$48,311,000	$ 48,311,000
Merrill Lynch, 4.66%, 11/1/07+, dated 10/31/07, with a repurchase price of $14,493,876 (Collateralized by $14,602,000 of various U.S. Government Agency Obligations, 6.00%, 8/15/12-8/20/12, market value $14,787,272)	14,492,000	14,492,000
UBS, 4.70%, 11/1/07+, dated 10/31/07, with a repurchase price of $84,410,019 (Collateralized by $85,973,000 of various U.S. Government Agency Obligations, 4.75%-5.20%, 11/20/09-5/7/10, market value $86,089,622)	84,399,000	84,399,000

TOTAL REPURCHASE AGREEMENTS
(Cost $147,202,000)		147,202,000

TOTAL INVESTMENT SECURITIES
(Cost $147,202,000)—103.5%		147,202,000
Net other assets (liabilities)—(3.5)%		(5,026,979)

NET ASSETS—100.0%		$142,175,021

+All or a portion of this security is held in a segregated account for the benefit of swap counterparties in the event of default.

Total Return Swap Agreements

	Notional
	Amount	Unrealized
	at Value	Gain (Loss)

Total Return Swap Agreement based on the 5-year U.S. Treasury Note (3.875% due 10/31/12) expiring 11/30/07	$(106,658,438)	$536,919

Credit Default Swap Agreements

	Notional	Buy/Sell	Pay	Expiration	Unrealized
Underlying Instrument	Amount	Protection	Fixed Rate	Date	Gain (Loss)

CDX North America High Yield Swap; Series 9	$(56,600,000)	Buy	3.75%	12/20/12	$836,989
CDX North America High Yield Swap; Series 9	(51,700,000)	Buy	3.75%	12/20/12	754,448
CDX North America High Yield Swap; Series 9	(37,300,000)	Buy	3.75%	12/20/12	552,708

					$2,144,145

See accompanying notes to the financial statements.

ACCESS ONE TRUST
October 31, 2007

Statements of Assets and Liabilities

	Access Flex	Access Flex
	High Yield	Bear High Yield
	Fund	Fund

Assets:
Securities, at cost	$24,440,404	$—

Securities, at value	24,319,111	—
Repurchase agreements, at cost	9,058,000	147,202,000

Total Investment Securities	33,377,111	147,202,000
Cash	91	397
Interest receivable	3,787	11,019
Receivable for credit default swap agreements sold	33,677	24,386
Receivable for capital shares issued	70,135	306,963
Unrealized gain on total return swap agreements	—	536,919
Unrealized gain on credit default swap agreements (premiums paid $0; $1,167,428, respectively)	—	2,144,145
Prepaid expenses	36,237	31,643

Total Assets	33,521,038	150,257,472

Liabilities:
Payable for capital shares redeemed	150,702	7,746,005
Unrealized loss on credit default swap agreements (premiums received $182,844; $0, respectively)	509,677	—
Advisory fees payable	70,124	79,673
Management services fees payable	14,025	15,935
Administration fees payable	3,113	3,558
Distribution and services fees payable—Service Class	6,724	10,162
Distribution and services fees payable—Class A	482	— (a)
Trustee fees payable	15	56
Transfer agency fees payable	23,786	26,467
Fund accounting fees payable	4,173	4,769
Compliance services fees payable	2,126	5,573
Service fees payable	1,902	2,174
Other accrued expenses	78,974	188,079

Total Liabilities	865,823	8,082,451

Net Assets	$32,655,215	$142,175,021

Net Assets consist of:
Capital	$33,889,860	$149,915,129
Accumulated net investment income (loss)	693,757	1,285,147
Accumulated net realized gains (losses) on investments	(1,480,276)	(10,538,891)
Net unrealized appreciation (depreciation) on investments	(448,126)	1,513,636

Net Assets	$32,655,215	$142,175,021

Net Assets:
Investor Class	$24,785,465	$129,158,612
Service Class	5,723,098	13,014,645
Class A	2,146,652	1,764

Shares of Beneficial Interest Outstanding (unlimited number of shares authorized, no par value):
Investor Class	862,418	4,704,648
Service Class	199,124	486,698
Class A	74,113	65

Net Asset Value (redemption price per share):
Investor Class	$28.74	$27.45
Service Class	28.74	26.74
Class A(b)	28.96	27.27 (c)

Maximum Sales Charge:
Class A	4.75%	4.75%

Maximum Offering Price Per Share (100%/(100%—maximum sales charge) of net asset value adjusted to the nearest cent per share):
Investor Class	$28.74	$27.45
Service Class	28.74	26.74
Class A	30.40	28.63

(a)	Amount is less than $0.50.
(b)
Redemption price per share may vary for certain purchases of Class A shares that are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

(c)	Net asset value is calculated using unrounded net assets of $1,763.52 divided by the unrounded shares outstanding of 64.68.

See accompanying notes to the financial statements.

ACCESS ONE TRUST
For the year ended October 31, 2007

Statements of Operations

	Access Flex	Access Flex
	High Yield	Bear High Yield
	Fund	Fund

Investment Income:
Interest	$3,523,043	$9,146,748

Expenses:
Advisory fees	570,404	1,338,325
Management services fees	114,081	267,666
Administration fees	27,815	65,827
Distribution and services fees—Service Class	86,907	126,702
Distribution and services fees—Class A	6,983	293
Transfer agency fees	98,067	181,845
Administrative services fees	143,297	329,909
Registration and filing fees	58,255	52,879
Custody fees	12,181	18,735
Fund accounting fees	33,319	80,655
Trustee fees	1,762	3,569
Compliance services fees	2,032	5,505
Service fees	15,130	36,775
Other fees	76,371	165,504

Total Expenses	1,246,604	2,674,189

Net Investment Income (Loss)	2,276,439	6,472,559

Realized and Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investment securities	207,332	—
Net realized gains (losses) on swap agreements	5,255,198	(9,991,069)
Change in net unrealized appreciation/depreciation on investments	(1,986,575)	3,578,188

Net Realized and Unrealized Gains (Losses) on Investments	3,475,955	(6,412,881)

Change in Net Assets Resulting from Operations	$5,752,394	$59,678

See accompanying notes to the financial statements.

ACCESS ONE TRUST

Statements of Changes in Net Assets

	Access Flex High Yield Fund		Access Flex Bear High Yield Fund

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2007	October 31, 2006	October 31, 2007	October 31, 2006

From Investment Activities:
Operations:
Net investment income (loss)	$2,276,439	$2,408,567	$6,472,559	$3,497,438
Net realized gains (losses) on investments	5,462,530	2,996,676	(9,991,069)	(10,100,419)
Change in net unrealized appreciation/
depreciation on investments	(1,986,575)	1,603,919	3,578,188	(1,465,390)

Change in net assets resulting from operations	5,752,394	7,009,162	59,678	(8,068,371)

Distributions to Shareholders From:
Net investment income
Investor Class	(2,009,784)	(2,021,448)	—	—
Service Class	(193,349)	(302,453)	—	—
Class A	(73,306)	(84,666)	—	—
In excess of net investment income
Investor Class	(1,442,023)	(2,370,212)	—	—
Service Class	(138,732)	(354,637)	—	—
Class A	(52,594)	(99,275)	—	—
Return of capital
Investor Class	—	(26,321)	—	—
Service Class	—	(3,938)	—	—
Class A	—	(1,102)	—	—
Net realized gains on investments
Investor Class	—	(2,196,286)	—	—
Service Class	—	(110,153)	—	—

Change in net assets resulting from distributions	(3,909,788)	(7,570,491)	—	—

Change in net assets resulting from capital transactions	(50,312,942)	59,369,939	42,522,044	(142,561,897)

Change in net assets	(48,470,336)	58,808,610	42,581,722	(150,630,268)

Net Assets:
Beginning of period	81,125,551	22,316,941	99,593,299	250,223,567

End of period	$32,655,215	$81,125,551	$142,175,021	$99,593,299

Accumulated net investment income (loss)	$693,757	$(1,360,874)	$1,285,147	$1,836,405

Capital Transactions:
Investor Class
Proceeds from shares issued	$384,511,448	$555,072,253	$492,309,841	$243,264,027
Dividends reinvested	2,850,769	5,414,021	—	—
Value of shares redeemed	(431,170,609)	(515,427,547)	(451,261,709)	(392,962,828)
Service Class
Proceeds from shares issued	26,398,504	74,325,692	12,637,948	33,420,784
Dividends reinvested	316,971	762,517	—	—
Value of shares redeemed	(30,382,161)	(65,716,103)	(10,966,783)	(26,474,361)
Class A
Proceeds from shares issued	2,146,866	9,472,447	617,200	533,369
Dividends reinvested	125,819	185,043	—	—
Value of shares redeemed	(5,110,549)	(4,718,384)	(814,453)	(342,888)

Change in net assets resulting from
capital transactions	$(50,312,942)	$59,369,939	$42,522,044	$(142,561,897)

Share Transactions:
Investor Class
Issued	13,384,838	18,864,414	17,721,223	8,602,319
Reinvested	98,839	187,898	—	—
Redeemed	(14,951,251)	(17,472,256)	(16,235,128)	(13,903,221)
Service Class
Issued	913,359	2,560,892	460,787	1,184,832
Reinvested	10,976	26,414	—	—
Redeemed	(1,051,227)	(2,271,320)	(400,299)	(944,778)
Class A
Issued	73,268	334,093	22,298	18,870
Reinvested	4,327	6,486	—	—
Redeemed	(175,656)	(168,405)	(29,034)	(12,104)

Change in shares	(1,692,527)	2,068,216	1,539,847	(5,054,082)

See accompanying notes to the financial statements.

5

ACCESS ONE TRUST

Financial Highlights
Selected data for a share of beneficial interest outstanding throughout the periods indicated.

		Investment Activities			Distributions to Shareholders From								Ratios to Average Net Assets			Supplemental Data

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	In Excess of Net Investment Income	Return of Capital	Net Realized Gains on Investments	Total Distributions	Net Asset Value, End of Period	Total Return (excludes sales charge)		Gross Expenses(b)	Net Expenses(b)	Net Investment Income (Loss)(b)	Net Assets, End of Period (000’s)	Portfolio Turnover Rate(c)

Access Flex High Yield Fund

Investor Class
Year Ended October 31, 2007	$28.66	0.90	0.69	1.59	(0.88)	(0.63)	—	—	(1.51)	$28.74	5.65%		1.52%	1.52%	3.12%	$24,785	1,757%
Year Ended October 31, 2006	$29.37	0.80	2.03	2.83	(1.41)	(1.64)	(0.02)	(0.47)	(3.54)	$28.66	10.30%		1.72%	1.72%	2.80%	$66,787	1,900%
December 17, 2004 through October 31, 2005(d),(e)	$30.00	0.42	(0.06)	0.36	(0.99)	—	—	—	(0.99)	$29.37	1.30	%(f)	2.86%	1.95%	1.63%	$22,023	2,542	%(f)

Service Class
Year Ended October 31, 2007	$28.72	0.61	0.69	1.30	(0.75)	(0.53)	—	—	(1.28)	$28.74	4.62%		2.52%	2.52%	2.12%	$5,723	1,757%
Year Ended October 31, 2006	$29.27	0.51	2.22	2.73	(1.28)	(1.51)	(0.02)	(0.47)	(3.28)	$28.72	9.99%		2.72%	2.72%	1.80%	$9,363	1,900%
December 17, 2004 through October 31, 2005(d),(e)	$30.00	0.16	(0.14)	0.02	(0.75)	—	—	—	(0.75)	$29.27	0.13	%(f)	3.86%	2.95%	0.63%	$294	2,542	%(f)

Class A
Year Ended October 31, 2007	$28.90	0.83	0.68	1.51	(0.84)	(0.61)	—	—	(1.45)	$28.96	5.32%		1.77%	1.77%	2.87%	$2,147	1,757%
July 3, 2006 through October 31, 2006(d)	$28.25	0.77	1.07	1.84	(0.55)	(0.62)	(0.02)	—	(1.19)	$28.90	6.58	%(f)	1.97%	1.97%	2.55%	$4,976	1,900	%(f)

Access Flex Bear High Yield Fund

Investor Class
Year Ended October 31, 2007	$27.33	1.02	(0.90)	0.12	—	—	—	—	—	$27.45	0.44%		1.43%	1.43%	3.70%	$129,159	—
Year Ended October 31, 2006	$28.75	0.90	(2.32)	(1.42)	—	—	—	—	—	$27.33	(4.94)%		1.57%	1.57%	3.18%	$87,950	—
April 27, 2005 through October 31, 2005(d)	$30.00	0.24	(1.49)	(1.25)	—	—	—	—	—	$28.75	(4.17	)%(f)	1.92%	1.92%	1.61%	$244,904	—	(f)

Service Class
Year Ended October 31, 2007	$26.88	0.75	(0.89)	(0.14)	—	—	—	—	—	$26.74	(0.52)%		2.43%	2.43%	2.70%	$13,015	—
Year Ended October 31, 2006	$28.57	0.62	(2.31)	(1.69)	—	—	—	—	—	$26.88	(5.92)%		2.57%	2.57%	2.18%	$11,458	—
April 27, 2005 through October 31, 2005(d)	$30.00	0.09	(1.52)	(1.43)	—	—	—	—	—	$28.57	(4.77	)%(f)	2.92%	2.92%	0.61%	$5,318	—	(f)

Class A
Year Ended October 31, 2007	$27.20	0.95	(0.88)	0.07	—	—	—	—	—	$27.27	0.26%		1.68%	1.68%	3.45%	$2	—
Year Ended October 31, 2006	$28.73	0.83	(2.36)	(1.53)	—	—	—	—	—	$27.20	(5.53)%		1.82%	1.82%	2.93%	$185	—
September 8, 2005 through October 31, 2005(d)	$28.71	0.06	(0.04)	0.02	—	—	—	—	—	$28.73	0.07	%(f)	2.19%	2.19%	1.40%	$1,001	—	(f)

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(d)	Commencement of operations
(e)	There was no significant income earned or expenses incurred from the date of initial capitalization (December 15, 2004) to the date of public offering (December 17, 2004).
(f)	Not annualized for periods less than one year.

See accompanying notes to the financial statements.

ACCESS ONE TRUST
Notes to Financial Statements
October 31, 2007

1.	Organization

The Access One Trust (the “Trust”) is a Delaware statutory trust organized on July 29, 2004 and is registered as an open-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest of no par value which may be issued in more than one class or series. These accompanying financial statements relate to the following portfolios of the Trust: Access Flex High Yield Fund and Access Flex Bear High Yield Fund (collectively, the “Funds” and individually a “Fund”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. Each Fund offers three classes of shares: Investor Class, Service Class and Class A.

Each class of shares has identical rights and privileges except with respect to the fees paid under the Distribution and Shareholder Services Plan, voting rights on matters affecting a single class of shares and sales charges. Class A has a maximum sales charge on purchases of 4.75% as a percentage of the original purchase price. Certain purchases of Class A shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s and funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect any risk of loss to be remote.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. The actual results could differ from those estimates.

Security Valuation

Security prices are generally provided by a third party pricing service. The securities in the portfolio of a Fund, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ National Market System (“NASDAQ/NMS”), are valued at the closing price, if available, or the last sale price, on the exchange or market where the security is principally traded. If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, the security will be valued using fair value procedures in accordance with procedures approved by the Trust’s Board of Trustees.

Securities regularly traded in the over-the-counter (“OTC”) markets, including securities listed on an exchange but that are primarily traded OTC other than those traded on the NASDAQ/NMS, are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Debt securities, futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a class of shares of a Fund is determined. If there was no sale on that day, fair valuation procedures as described below may be applied. Derivatives (e.g., futures, options and swap agreements) are generally valued using third party pricing services or other procedures approved by the Trust’s Board of Trustees.

When ProFund Advisors LLC (the “Advisor”) determines that the price of a security is not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price), it may in good faith establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees.

Repurchase Agreements

The Funds will enter into repurchase agreements only with large, well-capitalized and well-established financial institutions, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon future price and date, normally one day or a few days later. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Funds will be monitored by the Advisor. The repurchase price is greater than the price paid by the Fund, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying collateral securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year.

In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. The collateral underlying the repurchase agreement is held by the Funds’ custodian. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

7

ACCESS ONE TRUST
Notes to Financial Statements (continued)
October 31, 2007

Short Sales

The Funds may engage in short sales. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. The Fund may also incur dividend expense if a security that has been sold short declares a dividend. The Fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. This risk is potentially unlimited, as a Fund that sells a security short without hedging will be exposed to any market value increase in the security sold short. As of October 31, 2007, there were no short sale transactions.

When-Issued and Delayed-Delivery Securities

Each Fund may purchase securities on a when-issued or delayed-delivery basis. These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Trust will segregate cash or liquid instruments with the custodian or designate collateral on the Fund’s records as collateral for such when-issued securities. As of October 31, 2007, the Funds did not hold any when-issued or delayed-delivery securities.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts or bond futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered. A bond futures contract, if held to expiration, generally obligates the seller to deliver (and the purchaser to accept) one of the specified underlying reference bonds. Futures contracts may also be closed by entering into an offsetting transaction before final settlement. When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

Upon entering into a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. A portion of the initial margin is reflected on the Statements of Assets and Liabilities as segregated cash balances with brokers for futures contracts, if applicable, and is restricted as to its use. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. The Fund will realize a gain or loss upon closing of a futures transaction.

Futures contracts involve, to varying degrees, elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the total exposure each Fund has in the particular classes of instruments. The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures contracts and the market value of the underlying securities and the possibility of an illiquid market for a futures contract.

Swap Agreements

The Funds may enter into swap agreements, primarily credit default swaps (“CDSs”) and “long” total return swaps, for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements.

CDSs are bilateral financial contracts that transfer the credit risk of a third party reference entity or a group of entities from one party to another. A buyer of a CDS receives credit protection or sheds credit risk, whereas the seller of a CDS is selling credit protection or assuming credit risk. The seller typically receives a predetermined periodic payment from the other party in consideration for guaranteeing to make a specific payment to the buyer should the third party reference entity suffer a default event. If a default event occurs, the seller would be required to pay the par value of a referenced debt obligation to the counterparty in exchange for a defaulted debt obligation.

8

ACCESS ONE TRUST
Notes to Financial Statements (continued)
October 31, 2007

When entering into or closing a CDS position, a cash flow to account for market premiums or discounts (as compared to par value) is exchanged. The Fund expects that new (“on-the run”) CDS issues will become available periodically. As such, the Fund does not expect to hold these contracts to maturity; rather it expects to periodically “roll” all positions to the typically more liquid newer issues.

CDSs are marked-to-market daily based on the mean of bid and asked quotes as obtained from multiple dealers, and changes in value, as well as the accrual of the periodic coupon payments, are recorded as “unrealized gain or loss on credit default swap agreements”. Gains or losses on swap agreements are realized upon termination of the swap contract and the periodic coupon payments.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs are subject to counterparty risk, market risk and interest rate risk. CDSs utilized by the Funds may not perform as expected or in a manner similar to the high yield bond markets.

In a “long” total return swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Fund will agree to pay to the counterparty an amount equal to a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Therefore, the return to the Fund on a long total return swap agreement should be the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount. Total return swap agreements do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each total return swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by a Fund’s custodian. Until a total return swap agreement is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Fund on the notional amount are recorded as “unrealized gain or loss on swap agreements” and when cash is exchanged, which is generally no later than monthly, the gain or loss realized is recorded as “realized gains or losses on swap agreements”.

The Access Flex Bear High Yield Fund may enter into total return swap agreements that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swap, plus, in certain instances, the Fund will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted with any unrealized gain or loss to determine the value of the swap.

CDSs and total return swap agreements involve, to varying degrees, elements of market risk and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities. The notional amounts reflect the extent of the total investment exposure each Fund has under the swap agreement. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying investments and the inability of counterparties to perform. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A Fund will enter into swap agreements only with large, established and well capitalized financial institutions that meet the credit quality standards and monitoring policies established by the Advisor. The Funds may use different counterparties to minimize credit risk and limit the exposure to any individual counterparty.

Swap agreements are collateralized by cash and certain securities as indicated on the Schedule of Portfolio Investments of each particular Fund. In the event of a default by the counterparty, the Funds will seek to liquidate the collateral underlying the swap agreement and may incur certain costs exercising their rights with respect to the collateral.

Investment Transactions and Related Income

Investment transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds.

Allocations

In addition to the two active Funds included in this report, the Advisor serves as the investment advisor for the one active Fund in the Access One Trust not included in this report and each of the Funds in the ProFunds and ProShares Trusts (other trusts in the Fund Complex advised by the Advisor or an affiliate). Expenses directly attributable to a Fund are charged to that Fund, while expenses which are attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or another reasonable basis. Expenses which are attributable to the funds of the Access One, ProFunds and ProShares Trusts are allocated across the Access One, ProFunds and ProShares Trusts based upon relative net assets or another reasonable basis.

9

ACCESS ONE TRUST
Notes to Financial Statements (continued)
October 31, 2007

The investment income, expenses (other than class specific expenses charged to a class), realized and unrealized gains and losses on investments of a Fund are allocated to each class of shares based upon relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Distributions to Shareholders

The Access Flex High Yield Fund intends to declare and distribute net investment income at least quarterly. The Access Flex Bear High Yield Fund intends to declare and distribute net investment income at least annually. Net realized capital gains, if any, will be distributed annually.

The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain swap agreements, net operating loss, distribution reclassification, equalization, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain swap agreements) do not require a reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distribution of capital.

Federal Income Taxes

Each of the Funds intends to continue to qualify each year as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. The Funds intend to make timely distributions in order to avoid tax liability. The Funds have a tax year end of October 31st.

New Accounting Standards

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of October 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts, however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the period.

In July 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the period of determination. Adoption of FIN 48 is required no later than the last business day of the first financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has not completed their analysis on whether the adoption of FIN 48 will have an impact to the financial statements once adopted.

3.	Fees and Transactions with Affiliates

The Funds have entered into an Investment Advisory Agreement with the Advisor. Under this agreement, the Funds each pay the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of each respective Fund.

Citi Fund Services Limited Partnership (“Citi”), a wholly owned subsidiary of Citi Investor Services, Inc. (Citi Investors Services, Inc. acquired The Bisys Group, Inc. effective August 1, 2007), acts as the Trust’s administrator (the“Administrator”). For its services as Administrator, the Trust pays Citi an annual fee based on the ProFunds’ and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.005% to 0.05% and a base fee for each Form N-Q filing. Administration fees include additional fees paid to Citi by the Trust for additional services provided, including support of the Funds’ Compliance Service Program. ProFunds Distributors, Inc. (the “Distributor”), an affiliate of Citi, serves as the Trust’s distributor. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 in aggregate from the ProFunds and Access One Trusts. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution and Shareholder Services Plan, it is contemplated that the Advisor, or an affiliate of the Advisor will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. Citi Fund Services Ohio, Inc., also an affiliate of Citi, acts as transfer agent and fund accounting agent for the Funds for which it receives additional fees. As transfer agent for the Funds, Citi Fund Services Ohio, Inc. receives a base fee, account and service charges and reimbursement of certain expenses. As fund accounting agent for the Funds, Citi Fund Services Ohio, Inc. receives an annual fee based on the ProFunds and Access One Trust’s aggregate average net assets at an annualized tier rate ranging from 0.00375% to 0.10%, a base fee and reimbursement of certain expenses.

10

ACCESS ONE TRUST
Notes to Financial Statements (continued)
October 31, 2007

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support services and other administrative services on behalf of the Funds. For these services, each Fund pays the Advisor a fee at the annual rate of 0.15% of its average daily net assets.

The Advisor, pursuant to a separate Services Agreement, performs certain services related to the operation and maintenance of a shareholder trading platform. For these services, the Trust pays the Advisor a monthly fee as reflected on the Statements of Operations as “Service fees.”

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative services fees.”

Under a Distribution and Service Plan (the “Plan”), adopted by the Board of Trustees pursuant to Rule 12b-1 under the 1940 Act, each Fund may pay financial intermediaries such as broker-dealers, investment advisers (“Authorized Firms”) and ProFunds Distributors, Inc. up to 1.00%, on an annualized basis, of the average daily net assets attributable to Service Class shares as reimbursement or compensation for distribution-related activities and/or shareholder services with respect to Service Class shares. Under the Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class shares of the applicable Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Funds may pay different service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

Under the Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of each Fund’s average daily net assets attributable to Class A shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of each Fund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

During the year ended October 31, 2007, the Advisor, as an Authorized Firm, was reimbursed $35,064 for expenses incurred under the Plan in aggregate relating to the Trust.

Certain Officers and a Trustee of the Trust are affiliated with the Advisor or the Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. The Trust, together with the ProFunds and ProShares Trusts, will pay each Independent Trustee compensation for his services as Trustee at the annual rate of $65,000. Independent Trustees will also receive $3,000 for attending each regular quarterly in-person meeting, $3,000 for attending each special in-person meeting and $1,000 for attending each telephonic meeting. Each of the two Independent Trustees were compensated $74,000 ($148,000 total) in meeting and retainer fees, plus the reimbursement for certain expenses incurred, in aggregate from the ProFunds, Access One and ProShares Trusts for the year ended October 31, 2007. There are certain employees of the Advisor, such as the Trust’s Chief Compliance Officer and staff who administer the Trust’s compliance program, in which the Funds reimburse the Advisor for their related compensation and certain other expenses incurred as reflected on the Statements of Operations as “Compliance services fees.”

The Advisor has contractually agreed to waive advisory and management services fees, and if necessary, reimburse certain other expenses of the Funds for the periods listed below in order to limit the annual operating expenses as follows:

	For the Period			For the Period
	March 1, 2007			November 1, 2006
	Through			Through
	February 28, 2008			February 28, 2007

	Investor Class	Service Class	Class A	Investor Class	Service Class	Class A

Access Flex High Yield Fund	1.55%	2.55%	1.80%	1.95%	2.95%	2.20%
Access Flex Bear High Yield Fund	1.55%	2.55%	1.80%	1.95%	2.95%	2.20%

11

ACCESS ONE TRUST
Notes to Financial Statements (continued)
October 31, 2007

The Advisor may recoup the advisory and management services fees contractually waived or limited and other expenses reimbursed by it within three years from the period in which they were taken. Such repayments shall be made monthly, but only to the extent that such repayments would not cause annualized operating expenses of the Fund to exceed any expense limit for the applicable period. Any amounts recouped by the Advisor during the period are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Advisor.” As of October 31, 2007, the recoupments that may potentially be made to the Advisor are as follows:

Expires 10/31/08

Access Flex High Yield Fund	$37,733

4.	Securities Transactions

	The cost of U.S. government security purchases and the proceeds from the sale of U.S. government securities (excluding securities maturing less than one year from acquisition) during the year ended October 31, 2007 were as follows:

		Purchases	Sales

	Access Flex High Yield Fund	$951,029,350	$986,595,969

5.	Federal Income Tax Information

	As of the tax year end of October 31, 2007, the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryovers are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders:

			Expires 2013	Expires 2014	Expires 2015	Total

	Access Flex High Yield Fund		$1,480,276	$–	$–	$1,480,276
	Access Flex Bear High Yield Fund		2,713,032	4,858,607	2,967,252	10,538,891

	The tax character of dividends paid to shareholders during the tax year ended October 31, 2007, were as follows:
		Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid

	Access Flex High Yield Fund	$3,909,788	$–	$3,909,788	$–	$3,909,788

	The tax character of dividends paid to shareholders during the tax year ended October 31, 2006, were as follows:
		Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid

	Access Flex High Yield Fund	$7,539,130	$–	$7,539,130	$31,361	$7,570,491

As of the tax year end of October 31, 2007, the components of accumulated earnings (deficit) on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total Accumulated Earnings (Deficit)

Access Flex High Yield Fund	$366,924	$–	$–	$(1,480,276)	$(121,293)	$(1,234,645)

Access Flex Bear High Yield Fund	2,261,864	–	–	(10,538,891)	536,919	(7,740,108)

At October 31, 2007, the cost, gross unrealized appreciation and gross unrealized depreciation on securities, for federal income tax purposes, were as follows:

			Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Access Flex High Yield Fund			$33,498,404	$–	(121,293)	$(121,293)
Access Flex Bear High Yield Fund			147,202,000	–	–	–

12

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Access One Trust:

We have audited the accompanying statements of assets and liabilities of the Access Flex High Yield Fund and Access Flex Bear High Yield Fund of the Access One Trust (“the Funds”), including the schedules of portfolio investments, as of October 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Access Flex High Yield Fund and Access Flex Bear High Yield Fund of the Access One Trust as of October 31, 2007 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the three years or periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

Columbus, Ohio December 20, 2007

13

ACCESS ONE TRUST
Board Approval of Investment Advisory Agreements (unaudited)
October 31, 2007

At a meeting held on September 19, 2007, the Board of Trustees (the “Board”), including the Independent Trustees, unanimously approved the investment advisory agreement (the “Advisory Agreement”) with ProFund Advisors LLC (the“Advisor”) on behalf of the Funds. In determining whether it was appropriate to approve the Advisory Agreement on behalf of each Fund, the Board requested information, and the Advisor provided information, that the Board and the Advisor, respectively, believed to be reasonably necessary to evaluate the Advisory Agreement, including: (i) copies of the Advisory Agreement; (ii) the Advisor’s Form ADV; (iii) biographies of employees primarily responsible for providing investment advisory services; (iv) information regarding each component of contractual fee rates and actual fee rates for the prior fiscal year; (v) information regarding advisory fees earned versus advisory fees waived for previous periods; (vi) performance information for prior periods; (vii) detailed comparative industry fee data; (viii) information about fees and other amounts received by the Advisor and its affiliates for non-advisory services; and (ix) information regarding brokerage allocation and best execution, including a summary of the Advisor’s review of trade execution for the past four calendar quarters. The Board also received information regarding the Advisor’s practices in monitoring each Fund’s compliance with regulatory requirements and Trust procedures. The Board carefully evaluated this information, and was advised by fund counsel with respect to its deliberations. The Independent Trustees were advised by their independent legal counsel.

In its deliberations, the Board did not identify any single factor as all-important or controlling and individual Trustees did not necessarily attribute the same weight or importance to each factor. The Board, including the Independent Trustees, determined that the terms of the Advisory Agreements were fair and reasonable and in the best interests of shareholders and should be approved. The Board took note of all the information that had been provided and considered all of the factors relevant, none of which was considered dispositive by itself, including: (i) the nature, extent, and quality of the services to be provided to each Fund and its shareholders by the Advisor; (ii) the costs of the services provided and the profits to be realized by the Advisor from the relationship with the Funds; (iii) the extent to which economies of scale might be realized as the Funds grow; and (iv) whether fee levels reflect economies of scale, if any, for the benefit of Fund shareholders.

The Board reviewed the nature, quality and extent of the investment advisory services of the Advisor, and concluded that the services provided by the Advisor were of high quality. The Board focused on the quality of the personnel and operations at the Advisor and the systems and processes required to manage the Funds effectively, which may not be present at other investment advisory organizations. The Board took note of the special skills needed to manage each Fund. The Board also considered the Advisor’s development of investment strategies, including those involving the use of complex financial instruments and processes that maximize the Funds’ ability to meet their stated investment objectives. The Board considered the size and experience of the Advisor’s portfolio staff and the Advisor’s ability to recruit, train and retain personnel with relevant experience. The Board considered the structure of the portfolio staff compensation program and whether it provides appropriate incentives. The Board also considered information regarding how brokerage for the Funds was allocated. Finally, the Board reviewed the Advisor’s compliance program. The Board considered, with respect to each Fund, the Advisor’s success in achieving the investment objectives of each Fund. Based upon its review, the Board concluded that the investment advisory services provided by the Advisor were of high quality, that the Advisor was reasonably successful in achieving the investment goals of each Fund, and that the Advisor’s services benefited the Fund shareholders, particularly in light of the nature of the Funds and the services required to support them.

The Board considered the fairness and reasonableness of the investment advisory fees payable to the Advisor in light of the investment advisory services provided, the costs of these services and the comparability of the fees paid to fees paid by other investment companies, including investment companies offering services similar in nature and extent to the Trust. The Board noted the difficulty obtaining precise information comparing the fees charged by other investment advisers because there were few fund complexes with substantially similar investment goals, investment styles and operations. Notwithstanding, the Board found the comparative information provided by the Adviser to be useful in its evaluation of the reasonableness of the Advisor’s fees. The Board also considered the significant drivers of cost (leverage, intellectual capital (trading, tax, regulatory), daily portfolio rebalancing, entrepreneurial risk) and also examined the costs to investors to achieve the objectives of the Funds on their own, noting that it would be more expensive or impossible to do so. The Board also considered the Advisor’s non-advisory services, including those performed under a separate Management Services Agreement. The Board considered indirect or “fall-out” benefits that the Advisor derived from its relationship to the Funds, noting in particular that while the Advisor may receive research provided by broker-dealers, it does not allocate brokerage on the basis of the receipt of research or other non-brokerage services.

The Board also considered the financial condition of the Advisor, which they found to be sound based upon a review of financial statements and discussions with officers of the Advisor. The Board also discussed with representatives of the Advisor potential economies of scale, and how and when shareholders might benefit from economies of scale. The Board considered the fact that the Advisor waived its fees and/or reimbursed expenses with respect to specific Funds.

The Board, including the Independent Trustees, concluded that the investment advisory fees and other compensation payable by each Fund to the Advisor were reasonable in relation to the nature and the quality of the services provided by the Advisor and that the continuation of the investment advisory agreements was in the best interests of the shareholders of each Fund. The Board indicated to the Advisor that it intends to consider and evaluate on an ongoing basis potential economies of scale and how shareholders might benefit from those economies of scale.

14

ACCESS ONE TRUST

Trustees and Officers
(unaudited)
Name, Address, and Birth Date	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios* in Fund Complex Overseen by Trustee	Other Directorship Held by Trustee

Independent Trustees
Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; December 2004 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; December 2004 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	AMC Delancey Group, Inc.

Interested Trustee
Michael L. Sapir** 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).	ProFunds (110); Access One Trust (3); ProShares Trust (58)	None

*	Represents number of operational portfolios in Fund complex overseen by Trustee.
**	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; December 2004 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; December 2004 to present	President of the Advisor (May 1997 to present).

Victor M. Frye	Chief Compliance	Indefinite;	Counsel and Chief
7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Officer	December 2004 to present	Compliance Officer of the Advisor (October 2002 to present); Calvert Group, Ltd.; Counsel, Compliance Officer and Assistant Secretary (January 1999 to October 2002).

ACCESS ONE TRUST

Trustees and Officers (continued)
(unaudited)

Name, Address, and Birth Date	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000	Secretary	Indefinite; September 2007 to present	Assistant Vice President, ProFund Advisors LLC
Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	December 2004 to September 2007	(December 2002 to
Present); Not employed,
November 2002; Vice
President, FBR National
Bank & Trust (May 2000 to
October 2002); Vice
President and Secretary of
FBR Fund for Government
Investors, FBR Fund for
Tax-Free Investors, Inc.,
FBR American Gas Index
Fund, Inc., and The FBR
Rushmore Fund, Inc.
(October 1995 to
October 2002).

Patrick J. Keniston 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date:1/64	Assistant Secretary	Indefinite; December 2006 to present	Counsel, Citi Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; December 2004 to present	Citi Fund Services, Vice President of Fund Administration (April 2002 to present); KPMG LLP, Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present	Citi Fund Services, Vice President of Fund Administration (September 1998 to present).

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll-free 1-888-776-3637.

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Access Funds

Post Office Mailing Address for Investments
P.O. Box 182800
Columbus, Ohio 43218-2800

Phone Numbers
For Individual Investors Only: 1-888-776-3637
Institutions and Financial Professionals Only: 1-888-776-5717

Website Address
www.accesshighyield.com

This report is submitted for the general information of the shareholders of the Access One Trust. It is not authorized for the distribution to prospective investors unless preceded or accompanied by an effective prospectus. To receive the most recent month end performance information for each Fund, visit www.accesshighyield.com.

A description of the policies and procedures that the Access One Trust uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at http://www.accesshighyield.com; and (iii) on the Securities and Exchange Commission’s website at http://www.sec.gov. If applicable, information regarding how the Access One Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge by calling toll-free 1-888-776-3637; (ii) on the Access One Trust’s website at http://www.accesshighyield.com; and (iii) on the Commission’s website at http://www.sec.gov.

Access One Trust files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Funds in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Access Funds are distributed by ProFunds Distributors, Inc.

10/07

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as Exhibit 12 (a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Michael C. Wachs, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	2006 $47,028
2007 $40,300

(b) 2006 $7,500
2007 $0

The fees for 2006 relate to the review of the semi-annual report to shareholders and the review of an additional post-effective registration statement.

(c) 2006 $16,400
2007 $8,600

Fees for both years relate to the preparation of the registrant’s tax returns.

(d) 2006 $0
2007 $0

(e)(1) The Audit Committee may pre-approve at any regularly scheduled Audit Committee meeting audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by the Auditor to the Trust and certain non-audit services to be rendered by the Auditor to the Advisor which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or a Trust officer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting.

The Trust will use a combination of the two approaches for pre-approving proposed services: (1) the proposed service be specifically pre-approved by the Audit Committee (“specific pre-approval”) or (2) may be pre-approved without consideration of specific case-by-case services by the audit committee (“general pre-approval”). Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally any proposed services exceeding pre-approved cost levels will also require specific pre-approval by the Audit Committee.

(e) (2) 2006 0%
2007 0%

(f) Not applicable.

(g) 2006 $23,900
2007 $8,600

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished hereto.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Access One Trust

By (Signature and Title)*  /s/ Troy A. Sheets
                                              Troy A. Sheets, Treasurer and Principal Financial Officer

Date                   January 3, 2008

               Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Louis M. Mayberg
                                              Louis M. Mayberg, President and Principal Executive Officer

Date                   January 3, 2008

By (Signature and Title)*  /s/ Troy A. Sheets
                                              Troy A. Sheets, Treasurer and Principal Financial Officer

Date                   January 3, 2008

* Print the name and title of each signing officer under his or her signature.